EXHIBIT 99.1

FOR IMMEDIATE RELEASE	NASDAQ: NSIT
INSIGHT ENTERPRISES, INC. REPORTS RECORD
FOURTH QUARTER AND FULL YEAR 2021 RESULTS
TEMPE, AZ – February 10, 2022 – Insight Enterprises, Inc. (NASDAQ: NSIT) (the “Company”) today reported financial results for the quarter and full year ended December 31, 2021.  Highlights include:
•Net sales increased 13% to a record $9.44 billion for the full year
•Gross profit increased 11% to $1.45 billion with gross margin contracting 30 basis points to 15.3% for the full year
•Earnings from operations increased 22% to $332.1 million for the full year and was 3.5% of net sales
•Adjusted earnings from operations increased 12% to $362.5 million for the full year and was 3.8% of net sales
•Diluted earnings per share of $5.95 increased 22% for the full year
•Adjusted diluted earnings per share of $7.10 increased 15% for the full year

In the fourth quarter of 2021, net sales increased 12%, year over year. Gross profit also increased 12% while gross margin remained consistent at 15.0% compared to the fourth quarter of 2020.  Earnings from operations of $93.4 million increased 12% compared to $83.0 million in the fourth quarter of 2020.  Adjusted earnings from operations of $102.9 million increased 12% compared to $92.1 million in the fourth quarter of 2020.  Diluted earnings per share for the quarter was $1.69, up 13%, year over year, and Adjusted diluted earnings per share was $2.03, up 15% year over year.

“During the fourth quarter, our net sales were $2.6 billion, representing record net sales in a quarter for Insight,” stated Joyce Mullen, President and Chief Executive Officer.  “We had hardware net sales growth of 13% and drove services gross profit growth of 14%, year over year, allowing us to maintain gross margin of 15.0%, which was consistent with the prior year quarter,” stated Mullen.

For the full year 2021, consolidated net sales were $9.44 billion, up 13% year over year. Gross profit increased 11%, year over year, with gross margins contracting 30 basis points to 15.3% for the full year. Earnings from operations grew 22%, year over year, to $332.1 million. Cash flow from operations was strong at $163.7 million.

“Once again, our teammates faced a challenging year, navigating the uncertainty of the macro environment. I could not be more pleased with their performance as they maintained focus on solving our clients’ biggest technology and solutions challenges. We set company records for full year net sales, gross profit, Adjusted earnings from operations and Adjusted diluted earnings per share,” stated Joyce Mullen.  “While we are proud of our accomplishments in 2021, we are focused on the opportunities ahead of us in 2022, as we strive to expand our reputation and capabilities as an industry recognized global solutions integrator. What really makes our go-to-market strategy impactful, is the ability to expand to adjacencies within our areas of expertise. We have the ability to not only deliver immediate results for clients today, but to guide them through their longer term digital transformation,” stated Mullen.

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Insight Enterprises, Inc.	6820 South Harl Avenue	Tempe, Arizona 85283	800.467.4448	FAX 480.760.8958

KEY HIGHLIGHTS

Results for the Quarter:
•Consolidated net sales for the fourth quarter of 2021 of $2.57 billion increased 12%, year over year, when compared to the fourth quarter of 2020.
•Net sales in North America increased 13%, year over year, to $2.09 billion;
•Net sales in EMEA increased 6%, year over year, to $426.4 million; and
•Net sales in APAC increased 19%, year over year, to $53.6 million.
•Excluding the effects of fluctuating foreign currency exchange rates, consolidated net sales were up 12%, year over year, with growth in net sales in North America, EMEA and APAC of 13%, 7% and 19%, respectively, year over year.
•Consolidated gross profit increased to $384.9 million, an increase of 12% compared to the fourth quarter of 2020, with consolidated gross margin remaining consistent at 15.0% of net sales.
•Gross profit in North America increased 13%, year over year, to $307.1 million (14.7% gross margin);
•Gross profit in EMEA increased 9%, year over year, to $63.9 million (15.0% gross margin); and
•Gross profit in APAC increased 21%, year over year, to $13.9 million (26.0% gross margin).
•Excluding the effects of fluctuating foreign currency exchange rates, consolidated gross profit was up 12%, year over year, with gross profit growth in North America, EMEA and APAC of 13%, 10% and 22%, respectively, year over year.
•Consolidated earnings from operations increased 12% compared to the fourth quarter of 2020 to $93.4 million, or 3.6% of net sales.
•Earnings from operations in North America increased 8%, year over year, to $76.5 million, or 3.7% of net sales;
•Earnings from operations in EMEA increased 35%, year over year, to $12.5 million, or 2.9% of net sales; and
•Earnings from operations in APAC increased 38%, year over year, to $4.4 million, or 8.2% of net sales.
•Excluding the effects of fluctuating foreign currency exchange rates, consolidated earnings from operations were up 13%, year over year, with increased earnings from operations in North America, EMEA and APAC of 8%, 38% and 37%, respectively, year over year.
•Adjusted earnings from operations increased 12% compared to the fourth quarter of 2020 to $102.9 million, or 4.0% of net sales.
•Adjusted earnings from operations in North America increased 9%, year over year, to $85.1 million, or 4.1% of net sales;
•Adjusted earnings from operations in EMEA increased 24%, year over year, to $13.2 million, or 3.1% of net sales; and
•Adjusted earnings from operations in APAC increased 37%, year over year, to $4.7 million, or 8.7% of net sales.
•Consolidated net earnings and diluted earnings per share for the fourth quarter of 2021 were $62.1 million and $1.69, respectively, at an effective tax rate of 25.1%.
•Adjusted consolidated net earnings and Adjusted diluted earnings per share for the fourth quarter of 2021 were $71.5 million and $2.03, respectively.
Results for the Year:
•Consolidated net sales of $9.44 billion for 2021 increased 13%, year over year, when compared to 2020.
•Net sales in North America increased 14%, year over year, to $7.52 billion;
•Net sales in EMEA increased 10%, year over year, to $1.70 billion; and
•Net sales in APAC increased 24%, year over year, to $211.7 million.
•Excluding the effects of fluctuating foreign currency exchange rates, consolidated net sales were up 13%, year over year, with growth in net sales in North America, EMEA and APAC of 13%, 4% and 15%, respectively, year over year.

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Insight Enterprises, Inc.	6820 South Harl Avenue	Tempe, Arizona 85283	800.467.4448	FAX 480.760.8958

•Consolidated gross profit increased to $1.45 billion, an increase of 11% compared to 2020, with consolidated gross margin contracting 30 basis points to 15.3% of net sales.
•Gross profit in North America increased 11%, year over year, to $1.14 billion (15.1% gross margin);
•Gross profit in EMEA increased 10%, year over year, to $258.9 million (15.2% gross margin); and
•Gross profit in APAC increased 25%, year over year, to $53.2 million (25.1% gross margin).
•Excluding the effects of fluctuating foreign currency exchange rates, consolidated gross profit was up 10%, year over year, with gross profit growth in North America, EMEA and APAC of 11%, 4% and 17%, respectively, year over year.
•Consolidated earnings from operations increased 22% compared to 2020 to $332.1 million, or 3.5% of net sales.
•Earnings from operations in North America increased 23%, year over year, to $268.8 million, or 3.6% of net sales;
•Earnings from operations in EMEA increased 16%, year over year, to $46.9 million, or 2.8% of net sales; and
•Earnings from operations in APAC increased 36%, year over year, to $16.3 million, or 7.7% of net sales.
•Excluding the effects of fluctuating foreign currency exchange rates, consolidated earnings from operations were up 20%, year over year, with increased earnings from operations in North America, EMEA and APAC of 22%, 10% and 27%, respectively.
•Adjusted earnings from operations increased 12% compared to 2020 to $362.5 million, or 3.8% of net sales.
•Adjusted earnings from operations in North America increased 12%, year over year, to $295.3 million, or 3.9% of net sales;
•Adjusted earnings from operations in EMEA increased 10%, year over year, to $50.2 million, or 2.9% of net sales; and
•Adjusted earnings from operations in APAC increased 35%, year over year, to $17.0 million, or 8.0% of net sales.
•Consolidated net earnings and diluted earnings per share for 2021 were $219.3 million and $5.95, respectively, at an effective tax rate of 25.0%.
•Adjusted consolidated net earnings and Adjusted diluted earnings per share for 2021 were $251.6 million and $7.10, respectively.
In discussing financial results for the three and twelve months ended December 31, 2021 and 2020 in this press release, the Company refers to certain financial measures that are adjusted from the financial results prepared in accordance with United States generally accepted accounting principles (“GAAP”).  When referring to non-GAAP measures, the Company refers to them as “Adjusted.”  See “Use of Non-GAAP Financial Measures” for additional information.  A tabular reconciliation of financial measures prepared in accordance with GAAP to the non-GAAP financial measures is included at the end of this press release.
In some instances, the Company refers to changes in net sales, gross profit and earnings from operations on a consolidated basis and in North America, EMEA and APAC excluding the effects of fluctuating foreign currency exchange rates.  In computing these changes and percentages, the Company compares the current year amount as translated into U.S. dollars under the applicable accounting standards to the prior year amount in local currency translated into U.S. dollars utilizing the weighted average translation rate for the current period.
The tax effect of Adjusted amounts referenced herein were computed using the statutory tax rate for the taxing jurisdictions in the operating segment in which the related expenses were recorded, adjusted for the effects of valuation allowances on net operating losses in certain jurisdictions.

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Insight Enterprises, Inc.	6820 South Harl Avenue	Tempe, Arizona 85283	800.467.4448	FAX 480.760.8958

GUIDANCE
For the full year 2022, the Company expects to deliver mid single-digit net sales growth and Adjusted diluted earnings per share is expected to be between $7.65 and $7.85.
This outlook assumes
•interest expense between $30 million and $35 million;
•an effective tax rate of 25% to 26% for the full year 2022;
•capital expenditures of $75 to $80 million, including final completion of our new corporate headquarters; and
•an average share count for the full year of 35.6 million shares.
This outlook excludes acquisition-related intangibles amortization expense of approximately $31 million and assumes no acquisition-related or severance and restructuring expenses.  Due to the inherent difficulty of forecasting some of these types of expenses, which impact net earnings, diluted earnings per share and Adjusted selling and administrative expenses, the Company is unable to reasonably estimate the impact of such expenses, if any, to net earnings, diluted earnings per share and Adjusted selling and administrative expenses.  Accordingly, the Company is unable to provide a reconciliation of GAAP to non-GAAP diluted earnings per share for the full year 2022 forecast.
CONFERENCE CALL AND WEBCAST
The Company will host a conference call and live web cast today at 9:00 a.m. ET to discuss fourth quarter and full year 2021 results of operations.  A live web cast of the conference call (in listen-only mode) will be available on the Company’s web site at http://investor.insight.com/, and a replay of the web cast will be available on the Company’s web site for a limited time following the call.  To access the live conference call, please register in advance using this event link.  Upon registering, participants will receive dial-in information via email, as well as a unique registrant ID, event passcode, and detailed instructions regarding how to join the call.
USE OF NON-GAAP FINANCIAL MEASURES
The non-GAAP financial measures are referred to as “Adjusted”.  Adjusted earnings from operations, Adjusted net earnings and Adjusted diluted earnings per share exclude (i) severance and restructuring expenses, (ii) certain acquisition and integration related expenses, (iii) amortization of intangible assets, and (iv) the tax effects of each of these items, as applicable. Adjusted net earnings and Adjusted diluted earnings per share also exclude amortization of debt discount and issuance costs associated with the issuance of the Company’s convertible senior notes due 2025. The Company excludes these items when internally evaluating earnings from operations, tax expense, net earnings and diluted earnings per share for the Company and earnings from operations for each of the Company’s operating segments.  Adjusted diluted earnings per share also includes the impact of the benefit from the note hedge where the Company’s average stock price for the fourth quarter of 2021 was in excess of $68.32, which is the initial conversion price of the convertible senior notes.  Adjusted EBITDA includes (i) interest expense, (ii) income tax expense, (iii) depreciation and amortization of property and equipment, (iv) amortization of intangibles, (v) non-cash stock based compensation, (vi) severance and restructuring expenses and (vii) certain acquisition and integration related expenses. Adjusted return on invested capital (“ROIC”) excludes (i) severance and restructuring expenses, (ii) certain acquisition and integration related expenses, (iii) loss on sale of property, and (iv) the tax effects of each of these items, as applicable.
These non-GAAP measures are used by the Company and its management to evaluate financial performance against budgeted amounts, to calculate incentive compensation, to assist in forecasting future performance and to compare the Company’s results to those of the Company’s competitors.  The Company believes that these non-GAAP financial measures are useful to investors because they allow for greater transparency, facilitate comparisons to prior periods and the Company’s competitors’ results and assist in forecasting performance for future periods.  These non-GAAP financial measures are not prepared in accordance with GAAP and may be different from non-GAAP financial measures presented by other companies.  Non-GAAP financial measures should not be considered as a substitute for, or superior to, measures of financial performance prepared in accordance with GAAP.

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Insight Enterprises, Inc.	6820 South Harl Avenue	Tempe, Arizona 85283	800.467.4448	FAX 480.760.8958

FINANCIAL SUMMARY TABLE
(DOLLARS IN THOUSANDS, EXCEPT PER SHARE DATA)
(UNAUDITED)

	Three Months Ended December 31,			Twelve Months Ended December 31,
	2021	2020	change	2021	2020	change
Insight Enterprises, Inc.
Net sales:
Products	$2,213,690	$1,989,338	11%	$8,120,127	$7,172,155	13%
Services	$352,333	$301,977	17%	$1,315,986	$1,168,424	13%
Total net sales	$2,566,023	$2,291,315	12%	$9,436,113	$8,340,579	13%
Gross profit	$384,855	$342,654	12%	$1,447,557	$1,299,942	11%
Gross margin	15.0%	15.0%	—	15.3%	15.6%	(30 bps)
Selling and administrative expenses	$289,855	257,167	13%	$1,117,130	$1,013,765	10%
Severance and restructuring expenses	$1,583	$2432	(35%)	$(1,634)	$12,394	> 100%
Acquisition and integration related expenses	$—	$13	*	$—	$2,208	*
Earnings from operations	$93,417	$83,042	12%	$332,061	$271,575	22%
Net earnings	$62,133	$53,388	16%	$219,345	$172,640	27%
Diluted earnings per share	$1.69	$1.50	13%	$5.95	$4.87	22%

North America
Net sales:
Products	$1,803,056	$1,600,261	13%	$6,478,637	$5,679,052	14%
Services	$282,981	$243,075	16%	$1,041,686	$935,980	11%
Total net sales	$2,086,037	$1,843,336	13%	$7,520,323	$6,615,032	14%
Gross profit	$307,082	$272,396	13%	$1,135,450	$1,021,388	11%
Gross margin	14.7%	14.8%	(10 bps)	15.1%	15.4%	(30 bps)
Selling and administrative expenses	$229,346	$200,364	14%	$869,766	$790,913	10%
Severance and restructuring expenses	$1,232	$1,474	(16%)	$(3,129)	$9,273	> 100%
Acquisition and integration related expenses	$—	$13	*	$—	$2,004	*
Earnings from operations	$76,504	$70,545	8%	$268,813	$219,198	23%

Sales Mix			**			**
Hardware	70%	67%	19%	69%	67%	17%
Software	16%	20%	(7%)	17%	19%	4%
Services	14%	13%	16%	14%	14%	11%
	100%	100%	13%	100%	100%	14%

EMEA
Net sales:
Products	$376,877	$358,314	5%	$1,502,176	$1,378,387	9%
Services	$49,516	$44,728	11%	$201,875	$176,838	14%
Total net sales	$426,393	$403,042	6%	$1,704,051	$1,555,225	10%
Gross profit	$63,851	$58,792	9%	$258,862	$236,046	10%
Gross margin	15.0%	14.6%	40 bps	15.2%	15.2%	—
Selling and administrative expenses	$51,150	$48,626	5%	$210,616	$192,485	9%
Severance and restructuring expenses	$193	$871	(78%)	$1,328	$2,989	(56%)
Acquisition and integration related expenses	$—	$—	*	$—	$204	*
Earnings from operations	$12,508	$9,295	35%	$46,918	$40,368	16%

Sales Mix			**			**
Hardware	35%	37%	(1%)	40%	40%	10%
Software	53%	52%	10%	48%	49%	9%
Services	12%	11%	11%	12%	11%	14%
	100%	100%	6%	100%	100%	10%

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Insight Enterprises, Inc.	6820 South Harl Avenue	Tempe, Arizona 85283	800.467.4448	FAX 480.760.8958

FINANCIAL SUMMARY TABLE (CONTINUED)
(DOLLARS IN THOUSANDS, EXCEPT PER SHARE DATA)
(UNAUDITED)

	Three Months Ended December 31,			Twelve Months Ended December 31,
	2021	2020	change	2021	2020	change

APAC
Net sales:
Products	$33,757	$30,763	10%	$139,314	$114,716	21%
Services	$19,836	$14,174	40%	$72,425	$55,606	30%
Total net sales	$53,593	$44,937	19%	$211,739	$170,322	24%
Gross profit	$13,922	$11,466	21%	$53,245	$42,508	25%
Gross margin	26.0%	25.5%	50 bps	25.1%	25.0%	10 bps
Selling and administrative expenses	$9,359	$8,177	14%	$36,748	$30,367	21%
Severance and restructuring expenses	$158	$87	82%	$167	$132	27%
Earnings from operations	$4,405	$3,202	38%	$16,330	$12,009	36%

Sales Mix			**			**
Hardware	27%	24%	34%	23%	19%	55%
Software	36%	44%	(3)%	43%	48%	9%
Services	37%	32%	40%	34%	33%	30%
	100%	100%	19%	100%	100%	24%
*Percentage change not considered meaningful.
**    Change in sales mix represents growth/decline in category net sales on a U.S. dollar basis and does not exclude the effects of fluctuating foreign currency exchange rates.

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Insight Enterprises, Inc.	6820 South Harl Avenue	Tempe, Arizona 85283	800.467.4448	FAX 480.760.8958

FORWARD-LOOKING INFORMATION
Certain statements in this release and the related conference call, web cast and presentation are “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995.  Forward-looking statements, including those related to our future responses to and the potential impact of coronavirus strain COVID-19 (“COVID-19”) on our Company, the Company’s future financial performance and results of operations, including net sales growth, Adjusted diluted earnings per share, Adjusted selling and administrative expenses, the Company’s anticipated effective tax rate, capital expenditures, expected average share count, the Company’s expectations regarding cash flow, the Company’s expectations regarding current supply constraints pipeline, and shipment of backlog, future trends in the IT market, our business strategy and our strategic initiatives, are inherently subject to risks and uncertainties, some of which cannot be predicted or quantified.  Future events and actual results could differ materially from those set forth in, contemplated by, or underlying the forward-looking statements.  There can be no assurances that the results discussed by the forward-looking statements will be achieved, and actual results may differ materially from those set forth in the forward-looking statements.  Some of the important factors that could cause the Company’s actual results to differ materially from those projected in any forward-looking statements include, but are not limited to, the following, which are discussed in the Company’s filings with the Securities and Exchange Commission (the “SEC”), including in “Risk Factors” in Part I, Item 1A of the Company’s Annual Report on Form 10-K for the year ended December 31, 2021 to be filed with the SEC:
•actions of the Company’s competitors, including manufacturers and publishers of products the Company sells;
•the Company’s reliance on its partners for product availability, competitive products to sell and marketing funds and purchasing incentives, which can change significantly in the amounts made available and in the requirements year over year;
•the Company’s ability to keep pace with rapidly evolving technological advances and the evolving competitive marketplace;
•the duration and severity of the COVID-19 pandemic and its effects on the Company’s business, results of operations and financial condition, as well as the widespread outbreak of any other illnesses or communicable diseases;
•general economic conditions, economic uncertainties and changes in geopolitical conditions;
•changes in the IT industry and/or rapid changes in technology;
•supply constraints for hardware, including devices;
•accounts receivable risks, including increased credit loss experience or extended payment terms with the Company’s clients;
•the Company’s reliance on independent shipping companies;
•the risks associated with the Company’s international operations;
•natural disasters or other adverse occurrences;
•disruptions in the Company’s IT systems and voice and data networks;
•cyberattacks or breaches of data privacy and security regulations;
•intellectual property infringement claims and challenges to the Company’s registered trademarks and trade names;
•legal proceedings, client audits and failure to comply with laws and regulations;
•failure to comply with the terms and conditions of the Company’s commercial and public sector contracts;
•exposure to changes in, interpretations of, or enforcement trends related to tax rules and regulations;
•the Company’s potential to draw down a substantial amount of indebtedness;
•the conditional conversion feature of the Company’s convertible senior notes, which has been triggered, may adversely affect the Company’s financial condition and operating results;
•the Company is subject to counterparty risk with respect to certain hedge and warrant transactions entered into in connection with the issuance of the convertible senior notes;
•risks associated with the discontinuation of LIBOR as a benchmark rate;
•increased debt and interest expense and decreased availability of funds under the Company’s financing facilities;
•possible significant fluctuations in the Company’s future operating results as well as seasonality and variability in client demands;

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Insight Enterprises, Inc.	6820 South Harl Avenue	Tempe, Arizona 85283	800.467.4448	FAX 480.760.8958

•the Company’s dependence on certain key personnel and the Company’s ability to attract, train and retain skilled teammates;
•risks associated with the integration and operation of acquired businesses, including the achievement of expected synergies and benefits; and
•future sales of the Company’s common stock or equity-linked securities in the public market could lower the market price for our common stock.
Additionally, there may be other risks that are otherwise described from time to time in the reports that the Company files with the SEC.  Any forward-looking statements in this release, the related conference call, webcast and presentation speak only as of the date on which they are made and should be considered in light of various important factors, including the risks and uncertainties listed above, as well as others.  The Company assumes no obligation to update, and, except as may be required by law, does not intend to update, any forward-looking statements.  The Company does not endorse any projections regarding future performance that may be made by third parties.

CONTACT:	GLYNIS BRYAN
CHIEF FINANCIAL OFFICER
TEL. 480.333.3390
EMAIL glynis.bryan@insight.com

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Insight Enterprises, Inc.	6820 South Harl Avenue	Tempe, Arizona 85283	800.467.4448	FAX 480.760.8958

INSIGHT ENTERPRISES, INC. AND SUBSIDIARIES
CONSOLIDATED STATEMENTS OF OPERATIONS
(IN THOUSANDS, EXCEPT PER SHARE DATA)
(UNAUDITED)

	Three Months Ended December 31,		Twelve Months Ended December 31,
	2021	2020	2021	2020
Net sales:
Products	$2,213,690	$1,989,338	$8,120,127	$7,172,155
Services	352,333	301,977	1,315,986	1,168,424
Total net sales	2,566,023	2,291,315	9,436,113	8,340,579
Costs of goods sold:
Products	2,013,825	1,808,504	7,380,908	6,497,001
Services	167,343	140,157	607,648	543,636
Total costs of goods sold	2,181,168	1,948,661	7,988,556	7,040,637
Gross profit	384,855	342,654	1,447,557	1,299,942
Operating expenses:
Selling and administrative expenses	289,855	257,167	1,117,130	1,013,765
Severance and restructuring expenses, net	1,583	2,432	(1,634)	12,394
Acquisition and integration related expenses	—	13	—	2,208
Earnings from operations	93,417	83,042	332,061	271,575
Non-operating (income) expense:
Interest expense, net	10,632	10,434	40,516	41,594
Other (income) expense, net	(157)	693	(1,012)	1,529
Earnings before income taxes	82,942	71,915	292,557	228,452
Income tax expense	20,809	18,527	73,212	55,812
Net earnings	$62,133	$53,388	$219,345	$172,640

Net earnings per share:
Basic	$1.78	$1.52	$6.27	$4.92
Diluted	$1.69	$1.50	$5.95	$4.87

Shares used in per share calculations:
Basic	34,892	35,098	35,011	35,117
Diluted	36,871	35,523	36,863	35,444

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Insight Enterprises, Inc.	6820 South Harl Avenue	Tempe, Arizona 85283	800.467.4448	FAX 480.760.8958

INSIGHT ENTERPRISES, INC. AND SUBSIDIARIES
CONSOLIDATED BALANCE SHEETS
(In THOUSANDS)
(UNAUDITED)

	December 31, 2021	December 31, 2020
ASSETS
Current assets:
Cash and cash equivalents	$103,840	$128,313
Accounts receivable, net	2,936,732	2,685,448
Inventories	328,101	185,650
Other current assets	199,638	177,039
Total current assets	$3,568,311	$3,176,450

Property and equipment, net	176,263	146,016
Goodwill	428,346	429,368
Intangible assets, net	214,788	246,915
Other assets	301,372	311,983
	$4,689,080	$4,310,732

LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities:
Accounts payable – trade	$1,779,854	$1,461,312
Accounts payable – inventory financing facilities	311,878	356,930
Accrued expenses and other current liabilities	423,489	408,117
Current portion of long-term debt	36	1,105
Total current liabilities	2,515,257	2,227,464

Long-term debt	361,570	437,581
Deferred income taxes	47,073	33,209
Other liabilities	255,953	270,049
	3,179,853	2,968,303
Stockholders’ equity:
Preferred stock	—	—
Common stock	349	351
Additional paid-in capital	368,282	364,288
Retained earnings	1,167,690	993,245
Accumulated other comprehensive loss – foreign currency translation adjustments	(27,094)	(15,455)
Total stockholders’ equity	1,509,227	1,342,429
	$4,689,080	$4,310,732

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Insight Enterprises, Inc.	6820 South Harl Avenue	Tempe, Arizona 85283	800.467.4448	FAX 480.760.8958

INSIGHT ENTERPRISES, INC. AND SUBSIDIARIES
CONSOLIDATED STATEMENTS OF CASH FLOWS
(IN THOUSANDS)
(UNAUDITED)

	Twelve Months Ended December 31,
	2021	2020
Cash flows from operating activities:
Net earnings	$219,345	$172,640
Adjustments to reconcile net earnings to net cash provided by operating activities:
Depreciation and amortization	55,421	65,560
Provision for losses on accounts receivable	7,862	10,163
Non-cash stock-based compensation	18,201	17,727
Deferred income taxes	11,858	(13,246)
Amortization of debt discount and issuance costs	16,875	16,217
Other adjustments	(3,259)	6,272
Changes in assets and liabilities:
Increase in accounts receivable	(289,009)	(132,599)
(Increase) decrease in inventories	(148,941)	1,029
(Increase) decrease in other assets	(18,100)	7,367
Increase in accounts payable	303,395	152,235
(Decrease) increase in accrued expenses and other liabilities	(9,937)	52,217
Net cash provided by operating activities	163,711	355,582
Cash flows from investing activities:
Proceeds from sale of assets	31,005	40,295
Purchases of property and equipment	(52,079)	(24,184)
Acquisitions, net of cash and cash equivalents acquired	—	(6,405)
Net cash (used in) provided by investing activities	(21,074)	9,706
Cash flows from financing activities:
Borrowings on ABL revolving credit facility	3,953,496	3,030,679
Repayments on ABL revolving credit facility	(4,040,496)	(3,462,063)
Net (repayments) borrowings under inventory financing facilities	(14,355)	103,254
Repurchases of treasury stock	(50,000)	(25,000)
Other payments	(10,030)	(8,661)
Net cash used in financing activities	(161,385)	(361,791)
Foreign currency exchange effect on cash, cash equivalents and restricted cash balances	(5,857)	10,788
(Decrease) increase in cash, cash equivalents and restricted cash	(24,605)	14,285
Cash, cash equivalents and restricted cash at beginning of period	130,582	116,297
Cash, cash equivalents and restricted cash at end of period	$105,977	$130,582

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Insight Enterprises, Inc.	6820 South Harl Avenue	Tempe, Arizona 85283	800.467.4448	FAX 480.760.8958

INSIGHT ENTERPRISES, INC. AND SUBSIDIARIES
RECONCILIATION OF GAAP TO NON-GAAP FINANCIAL MEASURES
(IN THOUSANDS, EXCEPT PER SHARE DATA)
(UNAUDITED)

	Three Months Ended December 31,		Twelve Months Ended December 31,
	2021	2020	2021	2020
Adjusted Consolidated Earnings from Operations:
GAAP consolidated EFO	$93,417	$83,042	$332,061	$271,575
Amortization of intangible assets	7,948	7,980	32,045	37,535
Other	1,583	1,121	(1,634)	13,278
Adjusted non-GAAP consolidated EFO	$102,948	92,143	$362,472	$322,388

GAAP EFO as a percentage of net sales	3.6%	3.6%	3.5%	3.3%
Adjusted non-GAAP EFO as a percentage of net sales	4.0%	4.0%	3.8%	3.9%

Adjusted Consolidated Net Earnings:
GAAP consolidated net earnings	$62,133	$53,388	$219,345	$172,640
Amortization of intangible assets	7,948	7,980	32,045	37,535
Amortization of debt discount and issuance costs	3,079	2,949	12,124	11,585
Other	1,583	1,121	(1,634)	13,278
Income taxes on non-GAAP adjustments	(3,209)	(3,021)	(10,325)	(15,583)
Adjusted non-GAAP consolidated net earnings	$71,534	$62,417	$251,555	$219,455

Adjusted Diluted Earnings Per Share:
GAAP diluted EPS	$1.69	$1.50	$5.95	$4.87
Amortization of intangible assets	0.22	0.23	0.87	1.06
Amortization of debt discount and issuance costs	0.08	0.08	0.33	0.33
Other	0.04	0.03	(0.04)	0.37
Income taxes on non-GAAP adjustments	(0.09)	(0.08)	(0.28)	(0.44)
Impact of benefit from note hedge	0.09	—	0.27	—
Adjusted non-GAAP diluted EPS	$2.03	$1.76	$7.10	$6.19

Shares used in diluted EPS calculation	36,871	35,523	36,863	35,444
Impact of benefit from note hedge	(1,604)	—	(1,453)	—
Shares used in Adjusted non-GAAP diluted EPS calculation	35,267	35,523	35,410	35,444

- MORE -
Insight Enterprises, Inc.	6820 South Harl Avenue	Tempe, Arizona 85283	800.467.4448	FAX 480.760.8958

INSIGHT ENTERPRISES, INC. AND SUBSIDIARIES
RECONCILIATION OF GAAP TO NON-GAAP FINANCIAL MEASURES (CONTINUED)
(IN THOUSANDS, EXCEPT PER SHARE DATA)
(UNAUDITED)

	Three Months Ended December 31,		Twelve Months Ended December 31,
	2021	2020	2021	2020
Adjusted North America Earnings from Operations:
GAAP EFO from North America segment	$76,504	$70,545	$268,813	$219,198
Amortization of intangible assets	7,347	7,396	29,576	34,990
Other	1,232	163	(3,129)	9,953
Adjusted non-GAAP EFO from North America segment	$85,083	$78,104	$295,260	$264,141

GAAP EFO as a percentage of net sales	3.7%	3.8%	3.6%	3.3%
Adjusted non-GAAP EFO as a percentage of net sales	4.1%	4.2%	3.9%	4.0%

Adjusted EMEA Earnings from Operations:
GAAP EFO from EMEA segment	$12,508	$9,295	$46,918	$40,368
Amortization of intangible assets	480	463	1,971	2,088
Other	193	871	1,328	3,193
Adjusted non-GAAP EFO from EMEA segment	$13,181	$10,629	$50,217	$45,649

GAAP EFO as a percentage of net sales	2.9%	2.3%	2.8%	2.6%
Adjusted non-GAAP EFO as a percentage of net sales	3.1%	2.6%	2.9%	2.9%

Adjusted APAC Earnings from Operations:
GAAP EFO from APAC segment	$4,405	$3,202	$16,330	$12,009
Amortization of intangible assets	121	121	498	457
Other	158	87	167	132
Adjusted non-GAAP EFO from APAC segment	$4,684	$3,410	$16,995	$12,598

GAAP EFO as a percentage of net sales	8.2%	7.1%	7.7%	7.1%
Adjusted non-GAAP EFO as a percentage of net sales	8.7%	7.6%	8.0%	7.4%

Adjusted EBITDA:
GAAP consolidated net earnings	$62,133	$53,388	$219,345	$172,640
Interest expense	10,907	10,547	41,198	41,913
Income tax expense	20,809	18,527	73,212	55,812
Depreciation and amortization of property and equipment	5,322	6,205	23,376	28,025
Amortization of intangible assets	7,948	7,980	32,045	37,535
Non-cash stock-based compensation	4,251	5,973	18,201	17,727
Other	1,583	1,121	(1,634)	13,278
Adjusted non-GAAP EBITDA	$112,953	$103,741	$405,743	$366,930

GAAP consolidated net earnings as a percentage of net sales	2.4%	2.3%	2.3%	2.1%
Adjusted non-GAAP EBITDA as a percentage of net sales	4.4%	4.5%	4.3%	4.4%

- MORE -
Insight Enterprises, Inc.	6820 South Harl Avenue	Tempe, Arizona 85283	800.467.4448	FAX 480.760.8958

INSIGHT ENTERPRISES, INC. AND SUBSIDIARIES
RECONCILIATION OF GAAP TO NON-GAAP FINANCIAL MEASURES (CONTINUED)
(IN THOUSANDS, EXCEPT PER SHARE DATA)
(UNAUDITED)

	Twelve Months Ended December 31,
	2021	2020
Adjusted return on invested capital:
GAAP consolidated EFO	$332,061	$271,575
Other	(1,634)	13,278
Adjusted non-GAAP consolidated EFO*	330,427	284,853
Income tax expense**	85,911	74,062
Adjusted non-GAAP consolidated EFO, net of tax	$244,516	$210,791
Average stockholders’ equity***	$1,417,114	$1,224,713
Average debt***	445,792	556,581
Average cash***	(117,214)	(106,949)
Invested Capital	$1,745,692	$1,674,345

Adjusted non-GAAP ROIC (from GAAP consolidated EFO) ****	14.08%	12.00%
Adjusted non-GAAP ROIC (from non-GAAP consolidated EFO) *****	14.01%	12.59%
*The adjusted non-GAAP consolidated EFO amount used for the Adjusted non-GAAP ROIC calculation does not exclude amortization of intangible assets. This calculation remains consistent with the metric utilized in management’s compensation plan.
**    Assumed tax rate of 26.0%.
***    Average of previous five quarters.
****    Computed as GAAP consolidated EFO, net of tax of $86,336 and $70,610 for the twelve months ended December 31, 2021 and 2020, respectively, divided by invested capital.
*****    Computed as Adjusted non-GAAP consolidated EFO, net of tax, divided by invested capital.
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